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                                                                      Exhibit 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-51662, 33-58260, and 33-81798.



                                                         /s/ Arthur Andersen LLP


Birmingham, Alabama
June 21, 1996